FINANCING INCOME, NET (Tables)	12 Months Ended
Dec. 31, 2020
Other Income and Expenses [Abstract]
Financing Income, Net

	Year ended December 31,
	2 0 2 0	2 0 1 9	2 0 1 8

Interest income	4,057	4,605	3,352
Financial expense related to the Convertible Senior Notes (Note 16)	(868)	-	-
Exchange rate loss, net	(2,172)	(1,428)	(281)
Bank charges	(91)	(99)	(87)
Total	$926	$3,078	$2,984